Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Medifast, Inc. (the “Company”) on Form 10-Q/A for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Michael S. McDevitt, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

By:	/s/ Michael S. McDevitt
Michael S. McDevitt
Chief Executive Officer, Chief Financial Officer
November 2, 2007

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